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                              CASTLE & COOKE, INC.

                           DEFERRED COMPENSATION PLAN















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                                TABLE OF CONTENTS

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
ARTICLE I - PURPOSE AND AUTHORIZED SHARES........................................................................1

         1.01     Purpose and Effective Date.....................................................................1

         1.02     Shares Available...............................................................................1

         1.03     Relationship to Stock Plan.....................................................................1

         1.04     Gender and Number..............................................................................1

ARTICLE II - DEFINITIONS AND CERTAIN PROVISIONS..................................................................2

         2.01     Affiliate......................................................................................2

         2.02     Already-Owned Shares...........................................................................2

         2.03     Alternative Exercise...........................................................................2

         2.04     Alternative Exercise Agreement.................................................................2

         2.05     Base Salary....................................................................................2

         2.06     Beneficiary....................................................................................2

         2.07     Bonus..........................................................................................3

         2.08     Board..........................................................................................3

         2.09     Change in Control..............................................................................3

         2.10     Code...........................................................................................4

         2.11     Common Stock...................................................................................4

         2.12     Compensation...................................................................................4

         2.13     Conversion Date................................................................................4

         2.14     Corporation....................................................................................4

         2.15     Deferral Account...............................................................................4

         2.16     Deferral Election Agreement....................................................................4

         2.17     Dividend Equivalent............................................................................4

         2.18     Eligible Participant...........................................................................4

         2.19     Employer.......................................................................................4

         2.20     ERISA..........................................................................................4

         2.21     Exercise Shares................................................................................5

         2.22     Fair Market Value..............................................................................5

         2.23     Merger.........................................................................................5

         2.24     Merger Agreement...............................................................................5

         2.25     Participant....................................................................................5

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
         2.26     Payout Date....................................................................................5

         2.27     Plan Administrator.............................................................................5

         2.28     Plan Year......................................................................................5

         2.29     Qualifying Stock Option........................................................................5

         2.30     Rabbi Trust....................................................................................5

         2.31     Share..........................................................................................5

         2.32     Special Income.................................................................................5

         2.33     Special Income Deferral Election Agreement.....................................................6

         2.34     Stock Plan.....................................................................................6

         2.35     Stock Unit.....................................................................................6

         2.36     Stock Unit Account.............................................................................6

         2.37     Termination....................................................................................6

ARTICLE III - ADMINISTRATION OF THE PLAN.........................................................................6

         3.01     Administration.................................................................................6

         3.02     Tax Withholding................................................................................7

         3.03     Account Statements.............................................................................7

ARTICLE  IV - ELIGIBILITY........................................................................................7

ARTICLE V - DEFERRAL ELECTIONS AND ACCOUNTS......................................................................7

         5.01     Deferral Elections.............................................................................7

         5.02     Rules Regarding Deferral Elections and Alternative Exercise Elections.........................10

         5.03     Investment Equivalents........................................................................11

         5.04     Stock Unit Accounts...........................................................................11

         5.05     Rules Regarding Withholdings..................................................................12

ARTICLE VI - BENEFITS DISTRIBUTION..............................................................................13

         6.01     Termination Benefit...........................................................................13

         6.02     Scheduled In-Service Distribution.............................................................13

         6.03     Change in Form of Termination Benefit.........................................................13

         6.04     Participant's Death...........................................................................13

         6.05     Emergency Distribution........................................................................14

         6.06     Early Withdrawal..............................................................................15

         6.07     Small Benefit.................................................................................15

         6.08     Change in Control.............................................................................15

ARTICLE VII - RABBI TRUST.......................................................................................15

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                                       ii

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
         7.01     Rabbi Trust...................................................................................15

         7.02     Assets of the Rabbi Trust.....................................................................16

         7.03     No Reversion..................................................................................16

Article VIII - CLAIMS PROCEDURE.................................................................................16

         8.01     Claim.........................................................................................16

         8.02     Claim Decision................................................................................16

         8.03     Request for Review............................................................................16

         8.04     Review of Decision............................................................................17

ARTICLE IX - AMENDMENT AND TERMINATION OF THE PLAN..............................................................17

         9.01     Amendment and Termination.....................................................................17

         9.02     Distribution Upon Termination of the Plan.....................................................17

         9.03     Pooling Exception.............................................................................17

ARTICLE X - GENERAL PROVISIONS..................................................................................17

         10.01    Applicable Laws...............................................................................17

         10.02    Benefits Payable from General Assets..........................................................17

         10.03    Cost of the Plan..............................................................................18

         10.04    Severability..................................................................................18

         10.05    No Assignment of Rights.......................................................................18

         10.06    Successors to Corporation.....................................................................18

         10.07    Inability to Locate Participant...............................................................18

         10.08    Compliance with Laws..........................................................................18

         10.09    Program Construction..........................................................................19

EXHIBIT A         DEFERRAL ELECTION AGREEMENT..................................................................A-1

EXHIBIT B         SPECIAL INCOME DEFERRAL ELECTION AGREEMENT...................................................B-1

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                                      iii

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ARTICLE I - PURPOSE AND AUTHORIZED SHARES

1.01 PURPOSE AND EFFECTIVE DATE. Effective March 1, 2000, Castle & Cooke, Inc., by action of its Board of Directors, has established the Castle & Cooke, Inc. Deferred Compensation Plan (as revised to address the additional compensation payable as a result of the merger, the "Plan"). The Plan is intended to help Castle & Cooke, Inc. and any participating Affiliate attract and retain key employees by allowing them to defer a portion of their compensation.

         The Plan is to be construed as a plan maintained to provide deferred compensation to a "select group of management or highly compensated employees" within the meaning of Section 201(2) of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended from time to time. The Plan is intended to be exempt from the participation, vesting, funding and fiduciary requirements of Title I of ERISA, to the fullest extent permitted under the law. The Plan shall at all times be "unfunded" within the meaning of ERISA and the Internal Revenue Code of 1986, as amended from time to time.

1.02 SHARES AVAILABLE. The number of Shares that may be issued under the Stock Plan (except as provided below) upon implementation of the option gain deferral feature of this Plan shall be limited to the aggregate number of Shares that were the subject of the Qualifying Stock Options granted under the Stock Plan that are exercised pursuant to the terms of this Plan in exchange for the crediting of Stock Units under this Plan. If insufficient Shares remain under the Stock Plan for the accumulation of Dividend Equivalents, such excess Shares shall be issued under other authority of the Board or, in the absence of such other authority, may be paid (in the sole discretion of the Plan Administrator) in cash. Shares not exceeding the number of Already-Owned Shares used under this Plan to exercise a Qualifying Stock Option granted under the Stock Plan may be used in respect of Dividend Equivalents on the Stock Units credited with respect to an Alternatively Exercised Qualifying Stock Option granted under the Stock Plan, but may not be used for other awards under the Stock Plan.

1.03 RELATIONSHIP TO STOCK PLAN. This Plan contains an option gain deferral feature under Section 5.01(d) providing alternative exercise agreements under and as contemplated by the Stock Plan in respect of nonqualified stock options granted thereunder. This feature shall be effective only if approved by the Board by resolution adopted after June 30, 2000. The option gain deferral feature of this Plan also contemplates the grant of Stock Units under and as contemplated by the Stock Plan. The option gain deferral feature of this Plan and all rights under it provided shall be the subject to and construed consistently with the other terms of the Stock Plan, except as the context otherwise requires.

1.04 GENDER AND NUMBER. Where the context permits, words in any gender shall include any other gender, words in the singular shall include the plural, and the plural shall include the singular.


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ARTICLE II - DEFINITIONS AND CERTAIN PROVISIONS

2.01 AFFILIATE shall mean, except as otherwise used in the definition of Change in Control, any corporation while it is a member of the same controlled group of corporations (within the meaning of Code Section
         414) as the Corporation.

2.02 ALREADY-OWNED SHARES shall mean Shares owned by an Eligible Participant; provided, however, that Shares acquired by an Eligible Participant from the Corporation under an option or other employee benefit plan maintained by the Corporation or otherwise must be held by the Eligible Participant for at least six (6) months in order to qualify as Already-Owned Shares and, if Shares are used to pay the exercise price of an option or other award, such Shares must be held for at least six (6) months following such use in order to qualify again as Already-Owned Shares.

2.03 ALTERNATIVE EXERCISE shall mean the exercise of all or a portion of a Qualifying Stock Option using Already-Owned Shares in exchange for a combination of Exercise Shares and Stock Units under this Plan.

2.04 ALTERNATIVE EXERCISE AGREEMENT shall mean an agreement entered into between the Corporation and an Eligible Participant pursuant to which the Eligible Participant elects to defer that portion of the proceeds from the exercise of the Qualifying Stock Option equal to the spread in the form of Stock Units.

2.05 BASE SALARY means a Participant's base salary prior to deferrals under this Plan but after reduction for any salary deferral contributions to a plan described in Section 125 or Section 401(k) of the Code.

2.06 BENEFICIARY means the person or persons, including a trustee, personal representative or other fiduciary, last designated in writing by a Participant in accordance with procedures established by the Plan Administrator to receive the benefits specified hereunder in the event of the Participant's death. No beneficiary designation shall become effective until it is filed with the Plan Administrator, and no beneficiary designation of someone other than the Participant's spouse shall be effective unless such designation is consented to by the Participant's spouse on a form provided by and in accordance with procedures established by the Plan Administrator. If there is no Beneficiary designation in effect, or if there is no surviving designated Beneficiary, then the Participant's surviving spouse shall be the Beneficiary. If there is no surviving spouse to receive any benefits payable in accordance with the preceding sentence, the duly appointed and currently acting personal representative of the Participant's estate (which shall include either the Participant's probate estate or living trust) shall be the Beneficiary. In any case where there is no such personal representative of the Participant's estate duly appointed and acting in that capacity within 90 days after the Participant's death (or such extended period as the Plan Administrator determines is reasonably necessary to allow such personal representative to be appointed, but not to exceed 180 days after the Participant's death), then Beneficiary shall mean the person or persons who can verify by affidavit or court order to the satisfaction of the Plan Administrator that they are legally entitled to receive the benefits specified hereunder. In the event any amount is payable under the Plan to a minor, payment shall not be made to the minor, but instead shall be paid (a) to that person's living parent(s) to act as custodian, (b) if that person's parents are then divorced, and one


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         parent is the sole custodial parent, to such custodial parent, or (c)
         if no parent of that person is then living, to a custodian selected by the Plan Administrator to hold the funds for the minor under the Uniform Transfers or Gifts to Minors Act in effect in the jurisdiction in which the minor resides. If no parent is living and the Plan Administrator decides not to select another custodian to hold the funds for the minor, then payment shall be made to the duly appointed and currently acting guardian of the estate for the minor or, if no guardian of the estate for the minor is duly appointed and currently acting within 60 days after the date the amount becomes payable, payment shall be deposited with the court having jurisdiction over the estate of the minor.

2.07 BONUS means any bonus awarded to a Participant for services provided to an Employer that would be paid to a Participant before or on the date of termination of his employment prior to deferrals under this Plan but after reduction for any salary deferral contributions to a plan described in Section 125 or Section 401(k) of the Code.

2.08     BOARD means the Board of Directors of the Corporation.

2.09     CHANGE IN CONTROL means any of the following:

         (a) Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation;

         (b) Approval by the shareholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be owned, directly or indirectly, by shareholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization, but including in such determination any securities of the other parties to such reorganization held by affiliates of the Corporation);

         (c) Approval by the shareholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a subsidiary or other Affiliate; or

         (d) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act") but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), other than a person who is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of more than 20% of the outstanding Shares of Common Stock at the time of adoption of this Plan (or Affiliate, successor, heir, descendent or related party of or to any such person), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation.


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2.10     CODE means the Internal Revenue Code of 1986, as amended from time to time, all successor laws thereto, and any regulations or guidance promulgated thereunder. Where the Plan refers to a particular section of the Code, the reference shall also apply to any successor to that section.

2.11 COMMON STOCK means the Common Stock of the Corporation, subject to adjustment pursuant to Section 5.04(d) of this Plan and Section 6.2 of the Stock Plan, as the case may be.

2.12 COMPENSATION means an Eligible Participant's Base Salary, Bonus, Special Income and any Qualifying Stock Options.

2.13 CONVERSION DATE means the date that an Eligible Participant exercises a Qualifying Stock Option in accordance with the Alternative Exercise procedures under this Plan.

2.14     CORPORATION means Castle & Cooke, Inc.

2.15 DEFERRAL ACCOUNT means a bookkeeping account maintained to record the interest of a Participant under the Plan. A Participant's Deferral Account shall consist of the value of any Base Salary, Bonus and/or Special Income the Participant elects to defer hereunder, and any income, losses, distributions or withdrawals credited or debited thereto.

2.16 DEFERRAL ELECTION AGREEMENT means an agreement substantially in the form of Exhibit A (as from time to time revised by the Plan Administrator).

2.17 DIVIDEND EQUIVALENT means the amount of cash dividends or other cash distributions paid by the Corporation on that number of Shares equal to the number of Stock Units credited to a Participant's Stock Unit Account as of the applicable record date for the dividend or other distribution, which amount shall be credited in the form of additional Stock Units to the Stock Unit Account of the Participant, or in cash to the Participant's Deferral Account as provided in Section 5.04.

2.18 ELIGIBLE PARTICIPANT means an employee of an Employer selected by the Board, in its sole and absolute discretion, and described in Section 4.01, to make Compensation deferrals under the Plan.

2.19 EMPLOYER means the Corporation or participating Affiliate that employs a Participant.

2.20 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time, all successor laws thereto, and any regulations or guidance promulgated thereunder. Where the Plan refers to a particular section of ERISA, the reference shall also apply to any successor to the section.

2.21 EXERCISE SHARES mean the Shares delivered by the Corporation to the Eligible Participant upon the Alternative Exercise of a Qualifying Stock Option in accordance with Section 5.01(d).

2.22 FAIR MARKET VALUE on any date shall mean "Fair Market Value" as such term is defined in the Stock Plan.


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2.23     MERGER means the proposed merger of MergerCo into the Company pursuant to the Merger Agreement.

2.24 MERGER AGREEMENT means the Agreement and Plan of Merger by and among Flexi-Van Leasing, Inc., a Delaware corporation ("FLX"), Castle & Cooke Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of FLX, Castle Acquisition Company, Inc., a Hawaii corporation ("MergerCo") and the Company dated as of May 19, 2000 as amended from time to time.

2.25 PARTICIPANT means an Eligible Participant who has filed a completed and executed Deferral Election Agreement, Special Income Deferral Election Agreement and/or Alternative Exercise Agreement with the Plan Administrator and is participating in the Plan in accordance with the provisions of Article V.

2.26 PAYOUT DATE means the date on which the Participant elected (in his Deferral Election Agreement and/or Special Income Deferral Election Agreement) to receive an in-service withdrawal from his Deferral Account in accordance with Section 6.02.

2.27     PLAN ADMINISTRATOR means a committee appointed by the Board pursuant to
         Section 3.01.

2.28 PLAN YEAR means the calendar year beginning January 1 and ending December 31, except the first Plan Year shall be a short Plan Year beginning on March 1, 2000 and ending on December 31, 2000.

2.29 QUALIFYING STOCK OPTION means a nonqualified stock option granted under the Stock Plan; provided, however, that an option shall not be a Qualifying Stock Option if it will expire, by its terms, before the end of the twelve (12)-month period commencing with the date that the Alternative Exercise Agreement is submitted to and received by the Plan Administrator.

2.30     RABBI TRUST  means the trust described in Article VII.

2.31     SHARE means a share of Common Stock.

2.32 SPECIAL INCOME means the amount of cash that would be paid to an Eligible Participant as a result of the cancellation of outstanding stock options granted to the Eligible Participant under the Stock Plan pursuant to the Committee's adjustment and settlement determination under Section 6.2 of the Stock Plan and the terms and conditions of
         Section 3.2 of the Merger Agreement prior to deferrals thereof under this Plan.

2.33 SPECIAL INCOME DEFERRAL ELECTION AGREEMENT means an agreement substantially in the form of Exhibit B.

2.34 STOCK PLAN means the Castle & Cooke, Inc. Amended and Restated 1995 Stock Option and Award Plan.

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2.35     STOCK UNIT means a non-voting unit of measurement which is deemed solely for bookkeeping purposes to be equivalent to one outstanding Share (subject to adjustment as provided in Section 5.04) solely for purposes of this Plan.

2.36 STOCK UNIT ACCOUNT means the bookkeeping account maintained by the Corporation on behalf of each Participant who is credited with Stock Units and Dividend Equivalents thereon in accordance with Section 5.04.

2.37 TERMINATION means termination of employment or retirement other than by reason of death.

ARTICLE III - ADMINISTRATION OF THE PLAN

3.01 ADMINISTRATION. This Plan shall be administered by the a committee appointed by the Board to serve as Plan Administrator, each member of which is a Non-Employee Director (as defined in Rule 16b-3).

         The Plan Administrator shall have all powers necessary or appropriate to carry out the provisions of the Plan. The Plan Administrator may, from time to time, establish rules for the administration of the Plan and the transaction of the Plan's business.

         The Plan Administrator shall have the exclusive right to make any finding of fact necessary or appropriate for any purpose under the Plan, including, but not limited to, the determination of eligibility for and amount of any benefit.

         The Plan Administrator shall have the exclusive right to interpret the terms and provisions of the Plan and to determine any and all questions arising under the Plan or in connection with its administration, including, without limitation, the right to remedy or resolve possible ambiguities, inconsistencies, or omissions by general rule or particular decision, all in its sole and absolute discretion.

         The Corporation's Vice President/Chief Financial Officer, Treasurer and Vice President/Human Resources, and any other officer or employee of the Corporation designated by the Plan Administrator from time to time, shall act as agents and shall perform such ministerial duties in connection with the administration of the Plan as the Plan Administrator may from time to time prescribe.

         All findings of fact, determinations, interpretations, and decisions of the Plan Administrator shall be conclusive and binding upon all person(s) having or claiming to have any interest or right under the Plan and shall be given the maximum deference allowed by law.

3.02 TAX WITHHOLDING. An Employer (or the trustee of the Rabbi Trust if applicable) may withhold from any payment under this Plan any federal, state or local taxes required by law to be withheld with respect to the payment and any sum the Employer (or trustee) may reasonably estimate as necessary to cover any taxes for which it may be liable and that may be assessed with regard to the payment. The Corporation or Employer may satisfy any state or federal tax withholding obligation arising upon a distribution of Shares with respect to a Participant's Stock Unit Account by reducing the appropriate

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         number of Shares otherwise deliverable to the Participant based on the
         Fair Market Value of a Share on the day prior to the date of distribution. If the Corporation or Employer, for any reason, elects not to (or cannot) satisfy the withholding obligation in accordance with the preceding sentence, the Participant shall pay or provide for payment in cash of the amount of any taxes which the Corporation or Employer may be required to withhold with respect to the benefits hereunder, before any such benefits are paid.

3.03 ACCOUNT STATEMENTS. Under procedures established by the Plan Administrator, a Participant shall receive a statement with respect to such Participant's Deferral Account as of the last day of each calendar quarter and/or with respect his Stock Unit Account as of the last day of each calendar year.

ARTICLE  IV - ELIGIBILITY

4.01 Participation shall be limited to a "select group of management or highly compensated employees" within the meaning of ERISA Section 201(2) with at least one year of service with the Corporation or a participating Affiliate.

4.02 The Board also may permit any person who first becomes an Eligible Participant on or after the first day of a Plan Year to enroll in the Plan within 30 days following his eligibility and to defer Compensation earned after the date he files his Deferral Election Agreement and/or Alternative Exercise Agreement.

4.03 Any deferral election of a person, who through job transfer or demotion no longer meets the "Eligible Participant" definition of Article II, shall cease to be effective on December 31 of the Plan Year in which such transfer or demotion occurs.

4.04 Participation in or eligibility for the Plan shall not constitute a guarantee or contract of employment and shall not give any employee the right to be retained in the employment of the Corporation or any Affiliate, nor any right or claim to any benefit under the terms of the Plan, unless this right or claim has specifically accrued under the terms of the Plan.

ARTICLE V - DEFERRAL ELECTIONS AND ACCOUNTS

5.01     DEFERRAL ELECTIONS.

         (a) BASE SALARY. Subject to Section 5.02, an Eligible Participant may defer any percentage of his Base Salary. If an Eligible Participant elects such a deferral, a minimum deferral of ten percent (10%) of the Participant's Base Salary is required, and the maximum deferral allowed is one hundred percent (100%) of the Participant's Base Salary. Deferral elections between 10% and 100% may be made in whole percentages or dollar amounts.

                  A Participant who wishes to defer receipt of all or a portion of any Base Salary to be earned during the Plan Year shall provide the Plan Administrator with a written Deferral Election Agreement according to the rules established by the Plan Administrator in its sole and absolute discretion. A Participant's election to defer any Base Salary shall be received by the Plan Administrator no later than the October 31st of the preceding Plan Year. A separate Deferral Election

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                  Agreement must be completed for each Plan Year for which a
                  Participant makes deferrals under the Plan. Notwithstanding the foregoing, the Deferral Election Agreement for Base Salary earned during the first Plan Year must be received by the Plan Administrator by February 25, 2000, and shall be effective with respect to Base Salary earned after March 1, 2000.

         (b) BONUS. Subject to Section 5.02, an Eligible Participant may elect to defer a specified percentage of his Bonus to be earned the following year. If an Eligible Participant elects such a deferral, a minimum deferral of ten percent (10%) of the Participant's Bonus is required, and the maximum deferral allowed is one hundred percent (100%) of the Participant's Bonus. Deferral elections between 10% and 100% may be made in whole percentages or dollar amounts.

                  A Participant who wishes to defer receipt of all or a portion of any Bonus to be earned during the Plan Year shall provide the Plan Administrator with a written Deferral Election Agreement according to the rules established by the Plan Administrator in its sole and absolute discretion. A Participant's election to defer any Bonus shall be received by the Plan Administrator no later than the October 31st of the Plan Year for which the Bonus is earned. Notwithstanding the foregoing, the Deferral Election Agreement for Bonuses received in the first Plan Year must be received by the Plan Administrator by February 25, 2000.

         (c) SPECIAL INCOME. Subject to Section 5.02, an Eligible Participant may make a one-time election to defer all or a portion of his Special Income.

                  A Participant who wishes to defer receipt of all or a portion of any Special Income that would otherwise be paid at the Effective Time (as defined in the Merger Agreement) shall provide the Plan Administrator with a written Special Income Deferral Election Agreement according to the rules established by the Plan Administrator in its sole and absolute discretion. A Participant's election to defer any Special Income shall be received by the Plan Administrator no later than July 5, 2000.

                  In addition, for such election to be effective with respect to the deferral of the Eligible Participant's Special Income, the Eligible Participant must agree in writing that the underlying stock options, set forth in his Special Income Deferral Election Agreement, shall not be exercised after the date of the election. Notwithstanding the foregoing, an Eligible Participant's election to defer his Special Income shall terminate and any underlying stock option may be exercised in accordance with its terms without regard to the election if the stock option would otherwise expire (for example, because of the Eligible Participant's termination of employment) or if the Merger or cancellation does not occur.

         (d) QUALIFYING STOCK OPTIONS. Subject to Section 5.02 and approval by the Board of this feature and further subject to the Merger not occurring, an Eligible Participant may elect to exercise all or a portion of a Qualifying Stock Option under and subject to the Alternative Exercise provisions set forth herein and to receive a credit of Stock Units under this Plan.

                  An election to Alternatively Exercise a Qualifying Stock Option must be made by the Eligible Participant by completing and executing a form of Alternative Exercise Agreement and submitting such form to the Plan Administrator. Such an election shall be irrevocable. Any Qualifying Stock Option (or portion thereof) which is subject to an Alternative Exercise Agreement may not be exercised at all during the twelve
                  (12)-month period following the date the Plan Administrator receives the Eligible Participant's Alternative Exercise election.

                  If, prior to the end of the twelve (12)-month period described above, an Eligible Participant's employment with the Corporation is terminated or, unless the Plan Administrator otherwise provides, a Change in Control occurs, the Eligible Participant's Alternative Exercise Agreement shall terminate and the related Qualifying Stock Option may be exercised for actual Shares in accordance with the terms of the Qualifying Stock Option without regard to the Alternative Exercise Agreement. If the Corporation unilaterally refuses to honor an Alternative Exercise of a Qualifying Stock Option pursuant to
                  Section 10.08, the Alternative Exercise Agreement with respect to such Qualifying Stock Option shall terminate and such Qualifying Stock Option shall be exercisable for actual Shares in accordance with its terms without regard to the Alternative Exercise Agreement or the terms of the Qualifying Stock Option regarding Alternative Exercise.

                  No Alternative Exercise Agreement shall have the effect of extending the term or otherwise changing the terms of any Qualifying Stock Option (except as expressly contemplated hereby in respect of the consequences of exercise). No Alternative Exercise Agreement may be amended or terminated except as specifically provided herein.

         (e)      An Eligible Participant may irrevocably elect deferral option
                  (a) only, deferral option (b) only, deferral option (c) only, or any combination of deferral options (a), (b) and (c). If the Board authorizes the exercise of Qualifying Stock Options pursuant to deferral option (d), an Eligible Participant may irrevocably elect deferral option (d) only, or any combination of deferral options (a), (b) and (d).

5.02     RULES REGARDING DEFERRAL ELECTIONS AND ALTERNATIVE EXERCISE ELECTIONS.

         (a)      A Participant's Deferral Election Agreement shall state:

           (i) the percentage or dollar amount of his Base Salary and/or Bonus to be deferred;

           (ii) with respect to benefits paid upon Termination, the form of payment, whether in a single lump sum of cash or in annual installments over a period of 5, 10 or 15 years. In the event that a Participant does not designate a form of payment, the payment shall be in a single lump sum; and

           (iii)      the benefit Payout Date (see Section 6.02 below).

         (b) A Participant's Special Income Deferral Election Agreement shall state:

           (i) the specific stock option granted and all or a lesser number of Shares subject thereto with respect to which Special Income is to be deferred;

           (ii) with respect to benefits paid upon Termination, the form of payment, whether in a single lump sum of cash or in annual installments over a period of 5, 10 or 15 years. In the event that a Participant does not designate a form of payment, the payment shall be in a single lump sum; and

           (iii)      the benefit Payout Date (see Section 6.02 below).

         (c) Each Alternative Exercise Agreement with respect to a Qualifying Stock Option shall specify:

           (i) the portion of the Qualifying Stock Option that the Eligible Participant elects to exercise;

           (ii) that the Eligible Participant will exercise such Qualifying Stock Option by paying the exercise price with Already-Owned Shares having an aggregate Fair Market Value equal to the exercise price for the number of Shares with respect to which the Qualifying Stock Option is exercised;

           (iii) that upon exercise, the Corporation will (A) deliver to the Eligible Participant the same number of Shares used by the Eligible Participant to pay the exercise price of the Qualifying Stock Option and (B) in lieu of the remainder of the Shares which would otherwise be delivered to the Eligible Participant (the "Gain Shares"), credit to a Stock Unit Account established for the Eligible Participant, Stock Units equal in number to the number of Gain Shares; and

           (iv) the form of distribution of Shares, whether in a single distribution or in annual installments over a period of 5, 10 or 15 years. In the event that a Participant does not designate a form of payment, the payment shall be in a single distribution.

         (d) Subject to applicable law, the Plan Administrator may provide for or permit an alternative method of delivering or tendering Already-Owned Shares to pay the exercise price of a Qualifying Stock Option.

5.03     INVESTMENT EQUIVALENTS.

         (a)      At the time of making the deferral elections described in
                  Section 5.01(a), (b) and (c), the Participant shall designate, on a form provided and in a manner specified by the Plan Administrator, in which investment fund(s) or portfolio(s) the Participant's Deferral Account will be deemed to be invested for purposes of determining the amount of earnings or losses to be credited or debited to his Deferral Account.

         (b) In making the designation pursuant to this Section 5.03, the Participant must specify, in multiples of 10%, the percentage of his Deferral Account that shall be deemed to be invested in one or more investment funds or portfolios. Effective as of January 1 or July 1 of each Plan Year, a Participant may change the designation made under this Section 5.03 by filing an election, on a form provided and in a manner specified by the Plan Administrator. If a Participant fails to elect an investment fund or portfolio under this Section 5.03, he shall be deemed to have elected the Galaxy Money Market Fund, or such other investment fund or portfolio that the Plan Administrator designates as the default fund for purposes of this Plan.

         (c) The Plan Administrator shall select from time to time, in its sole discretion, the funds or portfolios in which Base Salary, Bonus and/or Special Income deferred under this Plan will be deemed to be invested. The earnings rate of each fund or portfolio shall be used to determine the amount of earnings or losses to be credited or debited to the Participant's Deferral Account as of the last day of each calendar month provided there remains a balance in such Deferral Account as of such date. The Plan Administrator reserves the right to change the funds or portfolios, and to increase or decrease the number of funds or portfolios, available as the funds or portfolios for purposes of this Plan.

         (d) Notwithstanding the Participant's ability to designate the funds or portfolios in which his Deferral Account shall be deemed to be invested, the Plan Administrator shall have no obligation to invest any funds in accordance with any Participant's election. A Participant's Deferral Account shall merely be a bookkeeping entry on the Corporation's books, and no Participant shall obtain any interest in the funds or portfolios.

5.04     STOCK UNIT ACCOUNTS.

         (a) As of the applicable Conversion Date of a Qualifying Stock Option, an Eligible Participant's Stock Unit Account shall be credited with the number of Stock Units attributable to the Gain Shares described in Section 5.02(b).

         (b) A Participant's Stock Unit Account shall be a memorandum account on the books of the Corporation. The Stock Units credited to a Participant's Stock Unit Account shall be used solely as a device for the determination of the number of Shares to be eventually distributed to such Participant in accordance with this Plan. The Stock Units shall not be treated as property or as a trust fund of any kind. No Participant shall be entitled to any voting or other shareholder rights with respect to Stock Units granted or credited under the Plan. The number of Stock Units credited (and the Shares to which a Participant is entitled under this Plan) shall be subject to adjustment in accordance with
                  Section 5.04(d) of this Plan and Section 6.2 of the Stock Plan, as the case may be.

         (c) As of any applicable dividend or distribution payment date, a Participant's Stock Unit Account shall be credited with additional Stock Units in an amount equal to the amount of the Dividend Equivalents divided by the Fair Market Value of a Share as of the applicable dividend payment date. If the limit on the number of

                  Shares available under this Plan in respect of Dividend Equivalents is reached, the Plan Administrator may in its discretion credit or settle such amounts in cash credited to the Fleet Stable Asset Fund under the Participant's Deferral Account.

         (d) If the outstanding Shares are increased, decreased, or exchanged for a different number or kind of securities, or if additional shares or new or different shares or other securities are distributed with respect to such Shares or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Corporation, reorganization, recapitalization, stock dividend, stock split, reverse stock split or similar change in capitalization or any other distribution with respect to such Shares or other securities, proportionate and equitable adjustments consistent with the effect of such event on shareholders generally (but without duplication of benefits if Dividend Equivalents are credited) shall be made in the number and type of Shares or other securities, property and/or rights contemplated hereunder and of rights in respect of Stock Units and Stock Unit Accounts credited under the Plan so as to preserve the benefits intended. If the event results in any rights of shareholders to receive cash (other than cash dividends and cash distributions), a corresponding amount of cash shall be credited to the Galaxy Money Market Fund under each Participant's Deferral Account as of the date that cash is paid in respect of outstanding Shares.

5.05 RULES REGARDING WITHHOLDINGS. No Participant shall be allowed to defer Compensation to the extent the Corporation determines that such Compensation should be withheld to pay the Participant's portion of taxes under the Federal Insurance Contributions Act ("FICA"), and federal, state or local income and employment tax withholding payments required to maintain coverage for the Participant or the Participant's dependents under any welfare plan or program of the Corporation, or any similar payment. Notwithstanding the foregoing, the Corporation may withhold such taxes from other compensation payable to the Participant, or the Participant may pay such amounts to the Corporation.

ARTICLE VI - BENEFITS DISTRIBUTION

6.01     TERMINATION BENEFIT.

         (a) Subject to Section 6.02, a Participant is eligible to receive distribution of his Deferral Account balance and Stock Unit Account under the Plan upon his Termination. The benefit will commence on January 1 following the Plan Year of Termination, will be payable in the form specified in Section 5.02, and will be based upon the Deferral Account balance and/or the number of Stock Units credited to a Participant's Stock Unit Account at such time.

         (b) Subject to Section 5.04(c) and (d), Stock Units credited to a Participant's Stock Unit Account shall be distributed in an equivalent whole number of Shares. Fractional share interest shall be accumulated and paid in cash. Stock Units that are paid in Shares, cash or are otherwise settled shall reduce on a one-for-one basis the number of Stock Units remained credited to the Participant's Stock Unit Account.

         (c) Certificates evidencing the Shares deliverable under the Plan will be delivered by the Corporation to the Participant or his or her Beneficiary, as appropriate; provided, however, that the Corporation may make available an alternate arrangement for delivery to a book entry service and the Plan Administrator may either require or permit Participants and Beneficiaries to elect that share certificates be delivered to such book entry service. No interest or a right under the Plan or the Stock Plan shall be created by the delivery of any share certificate to such book entry service.

6.02 SCHEDULED IN-SERVICE DISTRIBUTION. The Deferral Election Agreement and/or Special Income Deferral Election Agreement shall provide that a Participant may elect to receive an in-service distribution of the amount of Base Salary, Bonus and/or Special Income deferred for any Plan Year, without earnings and reduced by the amount any previous emergency distributions or early withdrawals from his Deferral Account, in a lump sum payment in any January which occurs after the fifth anniversary of the last day of the Plan Year in which the amount deferred was earned. Notwithstanding the foregoing, in no event shall a Participant receive an amount under this Section 6.02 greater than the amount then credited to his Deferral Account. A Participant's in-service distribution election shall be irrevocable.

6.03 CHANGE IN FORM OF TERMINATION BENEFIT. Notwithstanding the Participant's election under Section 5.02, a Participant may elect to change the form of payment of his Termination benefit by providing written notice to the Plan Administrator at least one year prior to his Termination or, if earlier, his death or disability.

6.04     PARTICIPANT'S DEATH

         (a) If a Participant dies after payment of benefits under the Plan has commenced, payments shall continue to be made in the same form and for the same duration as elected by the Participant. However, such payment of benefits shall be made to his Beneficiary.

         (b) If a Participant dies prior to the commencement of a payment of his benefits under the Plan, distributions of his Deferral Account shall be made to his Beneficiary. Payments shall commence as soon as practicable following the Participant's death, in the same form and for the same duration as elected by the Participant.

         (c) Each Participant shall submit a written, signed, and dated list of his designated Beneficiaries to the Plan Administrator. Beneficiaries may be changed at any time without the consent of any prior Beneficiaries; provided, however, that no Beneficiary designation shall become effective until it is filed with the Plan Administrator and no Beneficiary designation of someone other than the Participant's spouse shall be effective unless such designation is consented to by the Participant's spouse on a form provided by and in accordance with procedures established by the Plan Administrator. Unless the Participant otherwise provides, in the event of divorce, the designation of a Participant's spouse as his Beneficiary shall be automatically revoked. If no Beneficiaries survive the Participant, the Participant's Beneficiary shall be his estate.

6.05 EMERGENCY DISTRIBUTION. Upon written request of a Participant prior to Termination, the Plan Administrator may, in its sole discretion, make a lump sum payment to a Participant in order to meet a severe financial hardship to the Participant resulting from (a) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (b) loss of the Participant's property due to casualty or
         (c) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. However, no payment shall be made under this Section 6.05 to the extent that a hardship is or may be relieved (a) through reimbursement or compensation by insurance or otherwise, (b) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship or (c) by cessation of deferrals under the Plan effective for the next Plan Year. The amount of any emergency distribution under this Section 6.05 shall not exceed the lesser of (a) the amount required to meet the immediate financial need created by such hardship or (b) the entire amount then credited to the Participant's Deferral Account or Stock Unit Account. Amounts distributed pursuant to this Section 6.05 shall, at the sole discretion of the Plan Administrator, be distributed first from a Participant's Deferral Account and, to the extent the balance of the Participant's Deferral Account is not sufficient to satisfy the severe financial hardship, and next as a distribution of Shares from such Participant's Stock Unit Account. The remaining amounts credited to a Participant's Deferral Account and/or Stock Unit Account shall be distributed in accordance with the Participant's elections. The Participant shall not be permitted to make any further deferrals into the Plan for the Plan Year in which the emergency distribution occurs and for the next Plan Year.

         No payment shall be made under this Section 6.05 if the Plan Administrator determines that such payment would cause any other amounts deferred hereunder to be deemed constructively received under the Code.

6.06 EARLY WITHDRAWAL. At any time prior to his or her Termination, a Participant may elect to withdraw not less than 50% of the amount credited to his Deferral Account, reduced by the withdrawal penalty described below. The Participant may make such an election by filing a written notice with the Plan Administrator on a form provided and in the manner specified by the Plan Administrator. Within 90 days following the Plan Administrator's receipt of such notice, an amount equal to 88% of the amount that the Participant has elected to withdraw from his Deferral Account shall be paid to the Participant in a cash lump sum payment (less applicable withholding). Upon the payment of such withdrawal, (a) an amount equal to 12% of the amount the Participant has elected to withdraw from the Participant's Deferral Account shall be forfeited, (b) the Participant shall cease to participate in the Plan with respect to further deferrals for the remainder of the Plan Year in which the withdrawal occurs and during the Plan Year immediately following the Plan Year in which the withdrawal occurs, and (c) any deferral elections made by the Participant for such periods shall terminate. A Participant may not make more than two withdrawals under this Section 6.06.

6.07 SMALL BENEFIT. In the event the Plan Administrator determines that the balance of a Participant's Deferral Account is less than $25,000 at the time of commencement of payment of his benefit, that the sum of the Shares to be distributed to the Participant is less than or equal to 1,000 Shares, that the portion of the balance of the Participant's Deferral Account payable to any Beneficiary is less than $25,000, and/or that the portion of the balance of the Participant's Stock Unit Account payable to any Beneficiary is less than 1,000 Shares at the time of commencement of payment of a survivor benefit to such Beneficiary, the Plan Administrator may pay the benefit in the form of a lump sum payment and the Shares in a single distribution, notwithstanding any provision of this Article VI to the contrary. Such lump sum payment shall be equal to the balance of the Participant's Deferral Account and/or the number of Shares to be delivered from the Participant's Stock Unit Account or the portions thereof payable to a Beneficiary.

6.08     CHANGE IN CONTROL. In the event of a Change in Control, notwithstanding
         Section 9.02 and except as provided in Section 5.01(d), payments shall be made in the same form and for the same duration as elected by the Participant.

ARTICLE VII - RABBI TRUST

7.01 RABBI TRUST. In the event of a Change in Control, the Corporation and any participating Affiliate shall establish one or more rabbi trusts (the "Rabbi Trust") as part of the Plan. The Rabbi Trust shall be irrevocable and shall be funded with assets equal to or greater in value than the sum of all Deferral Account balances as determined upon such Change in Control and quarterly thereafter. Benefits payable under the Plan, other than Shares of Common Stock delivered with respect to Stock Units, shall be paid from the Rabbi Trust, unless the Employer pays such benefits directly, in its sole and absolute discretion.

7.02 ASSETS OF THE RABBI TRUST. No Participant or Beneficiary shall have any interest whatsoever in any specific asset of the Corporation, Affiliates or Rabbi Trust. To the extent that any person acquires a right to receive payments under the Plan, such right shall be no greater than the rights of any unsecured general creditor of the appropriate Employer.

7.03 NO REVERSION. No part of the Rabbi Trust shall be returned to any Employer except upon complete termination of the Plan after the satisfaction of all fixed and contingent liabilities of the Plan.

ARTICLE VIII - CLAIMS PROCEDURE

8.01 CLAIM. A person who believes that he is being denied a benefit to which he is entitled under this Plan (hereinafter referred to as "Claimant") may file a written request for such benefit with the Plan Administrator, setting forth his claim. The request must be addressed to the Plan Administrator at the Corporation's principal place of business.

8.02 CLAIM DECISION. Upon receipt of a claim, the Plan Administrator shall advise the Claimant that a reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply within such period. The Plan Administrator may, however, extend the reply period for an additional ninety (90) days for special circumstances.

         If the claim is denied in whole or in part, the Plan Administrator shall inform the Claimant in writing, using language calculated to be understood by the Claimant, setting forth: (1) the specified reason or reasons for such denial; (2) the specific reference to pertinent provisions of this Plan on which such denial is based; (3) a description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation why such material or such information is necessary;
         (4) appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review; and (5) the time limits for requesting a review under Section 8.03.

8.03 REQUEST FOR REVIEW. Within sixty (60) days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Plan Administrator review the determination. Such request must be addressed to the Plan Administrator, at the Corporation's principal place of business. The Claimant or his duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Plan Administrator. If the Claimant does not request a review within such sixty (60) day period, he shall be barred and estopped from challenging the original determination.

8.04 REVIEW OF DECISION. Within sixty (60) days after the Plan Administrator's receipt of a request for review, after considering all materials presented by the Claimant, the Plan Administrator will inform the Claimant in writing, in a manner calculated to be understood by the Claimant, of its decision setting forth the specific reasons for the decision and containing specific references to the pertinent provisions of this Plan on which the decision is based. If special circumstances require that the sixty (60) day time period be extended, the Plan Administrator will so notify the Claimant and will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review.

ARTICLE IX - AMENDMENT AND TERMINATION OF THE PLAN

9.01 AMENDMENT AND TERMINATION. While the Corporation expects and intends to continue the Plan, the Corporation hereby reserves the right to amend or to terminate the Plan in any way, at any time, for any reason; except that no amendment shall be made which would eliminate a Rabbi Trust established pursuant to Article VII, or that otherwise would reduce a Participant's benefits to less than the amount the Participant would have been entitled to receive had the Participant resigned from the employment of the Corporation or its Affiliates on the effective date of such amendment or termination.

9.02 DISTRIBUTION UPON TERMINATION OF THE PLAN. If the Plan is terminated after the payment of benefits under the Plan has commenced, payments shall continue to be made in the same form and for the same duration as elected by the Participant. However, the Plan Administrator may, in its sole and absolute discretion, provide that distributions be made in any form and at any time, as selected by the Plan Administrator.

9.03 POOLING EXCEPTION. Any discretion with respect to the events addressed in this Article IX, including any acceleration of a distribution, shall be limited to the extent required by applicable accounting requirements in the case of a transaction intended to be accounted for as a pooling of interests transaction.

ARTICLE X - GENERAL PROVISIONS

10.01 APPLICABLE LAWS. The Plan shall be construed and administered in accordance with the laws of the State of California, without regard to the conflict of law principles thereunder, to the extent that such laws are not pre-empted by the laws of the United States of America.

10.02 BENEFITS PAYABLE FROM GENERAL ASSETS. Amounts payable hereunder other than Shares of Common Stock delivered with respect to Stock Units, shall be paid exclusively from the general assets of the Employer which employed the Participant at the time the Compensation was deferred, and no person entitled to payment hereunder shall have any claim, right, security interest, or other interest in any fund, trust, account, insurance contract, or asset of the Corporation or Employer which may be looked to for such payment, other than the right of an unsecured general creditor against the Employer, in respect of the Deferral Account of such Participant established hereunder. Participants and their Beneficiaries shall have no greater right than the right to receive Shares of Common Stock as an unsecured general creditor in respect of their Stock Unit Accounts.

10.03 COST OF THE PLAN. All costs of the Plan, including the administration thereof, shall be borne by the Corporation and no contributions from Participants shall be required or permitted. This Section shall not apply to charges imposed within the selected investment funds or portfolio and included in the calculation of net returns for such fund or portfolio.

10.04 SEVERABILITY. If any provision of the Plan is held illegal or invalid, the illegality or invalidity shall not affect its remaining parts. The Plan shall be construed and enforced as if it did not contain the illegal or invalid provision.

10.05 NO ASSIGNMENT OF RIGHTS. No interest, right, or claim in or to any payment hereunder shall be assignable, transferable, or subject to sale, mortgage, pledge, hypothecation, commutation, anticipation, garnishment, attachment, execution, or levy of any kind. The Corporation and Affiliates shall not recognize any attempt to assign, transfer, sell, mortgage, pledge, hypothecate, commute or anticipate the same, except to the extent required by law.

10.06 SUCCESSORS TO CORPORATION. The Plan shall inure to the benefit of, and shall be binding upon, the Corporation and the Employers and their successors or assigns.

10.07 INABILITY TO LOCATE PARTICIPANT. In the event that the Plan Administrator is unable to locate a Participant or Beneficiary within two years following the Participant's Termination or death, the amounts allocated to the Participant's Deferral Account and/or Stock Unit Account shall be forfeited. If, after such forfeiture, the Participant or Beneficiary later claims such benefits, such benefits shall be reinstated without interest or earnings with respect to the period between the forfeiture and the reinstatement.

10.08 COMPLIANCE WITH LAWS. This Plan, the Corporation's acceptance of the exercise price of a Qualifying Stock Option in the form of Already-Owned Shares, the Corporation's issuance of Stock Units, and the offer, issuance and delivery of Shares and/or the payment in Shares through the Alternative Exercise of Qualifying Stock Options under this Plan and the Stock Plan are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law) and to such approvals by any listing, agency or any regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements. If the Corporation in its sole discretion determines that an Alternative Exercise of a Qualifying Stock Option would violate any law, rule or regulation, the Corporation may refuse to honor such Alternative Exercise.

10.09 PROGRAM CONSTRUCTION. It is the intent of the Corporation that transactions pursuant to this Plan satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 so that to the extent elections are timely made, the crediting of Stock Units and the distribution of Shares with respect to Stock Units under this Plan will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Securities Exchange Act of 1934, as amended from time to time, and will not be subjected to avoidable liability thereunder.



                  IN WITNESS WHEREOF, the Corporation has caused its duly authorized officers to execute this Plan.

                                      CASTLE & COOKE, INC.

                                      BY:
                                         ---------------------------------------


                                      BY:
                                         ---------------------------------------


June ___, 2000.

                                                                       EXHIBIT A
CASTLE & COOKE, INC.                                             P.O. BOX 898900
                                                               MILILANI HI 96789
DEFERRED COMPENSATION PLAN
DEFERRAL ELECTION AGREEMENT

================================================================================

A.       DEFERRAL ELECTION

         I hereby irrevocably elect to participate in the Plan effective for the 2000 PLAN YEAR in the following amounts:

         i.  [   ]  ___________% or $__________  per paycheck of Base Salary to a maximum of $ __________.
                           {minimum of 10% with a maximum of 100%}

         ii. [   ]  ___________% or $__________ Bonus to a maximum of
             $ __________.
                            {minimum of 10% with a maximum of 100%}


         I understand that I may elect deferral option (i) only, deferral option
         (ii) only, or deferral options (i) and (ii).

         I understand that a separate Deferral Election Agreement must be completed for each Plan Year in which I wish to make deferrals under the Plan.

         I understand that an election to defer my Bonus in no way guarantees that I will be eligible for any Bonus. I further understand that the foregoing election is governed in all respects by the terms of the Plan in effect as of the date of this election.


B.       DISTRIBUTION ELECTION

         TERMINATION BENEFIT. I hereby irrevocably elect to receive the payments in cash in respect of monies deferred pursuant to this Deferral Election Agreement on termination of service in accordance with the choice indicated by me below, except as may be otherwise provided in or pursuant to the Plan. IF NO BOX IS CHECKED, I understand that except as otherwise provided in the Plan, the balance of benefits will be paid in a lump sum {INITIAL THE OPTION YOU CHOOSE}:

         [   ]  A single lump sum; or

         [   ]  Substantially equal annual installments over  __________ years
                          {SPECIFY  5, 10, OR 15 YEARS}.


         If the balance remaining is less than $25,000, the remaining balance shall be distributed in a lump sum.

         SCHEDULED IN-SERVICE DISTRIBUTION. I hereby irrevocably elect to receive payment of the amount I defer under this Plan for the year 2000 (without earnings), or if less, the amount indicated in the blank below, if I am still in the service of the Company, in accordance with the choice indicated by me below:

         [     ]  $________________ A single lump sum in the year _____________.

         I understand that no distribution can be made prior to 2005 and that the benefits payable at that time will be reduced by any previous withdrawals. I further understand that I will not receive any amount greater than the amount then credited to my account.

C.       INVESTMENT ELECTIONS

         Deferred amounts investment choices: {INCREMENTS OF 10%} - These are the funds that will be used to determine the amount of gains and losses to be credited to your account. You will not have any actual interest in any of these funds.


                                                                              --------------------
                                                                                2000 DEFERRALS
               -------------------------------------------------------------- --------------------
               FUND 1 - FIDELITY ADVISOR EQUITY GROWTH
               -------------------------------------------------------------- --------------------
               FUND 2 - JANUS FUND
               -------------------------------------------------------------- --------------------
               FUND 3 - GALAXY II LARGE COMPANY INDEX
               -------------------------------------------------------------- --------------------
               FUND 4 -  GALAXY ASSET ALLOCATION
               -------------------------------------------------------------- --------------------
               FUND 5 - INVESCO SMALL COMPANY GROWTH
               -------------------------------------------------------------- --------------------
               FUND 6 - PUTNAM OTC EMERGING GROWTH
               -------------------------------------------------------------- --------------------
               FUND 7 - GALAXY INTERNATIONAL EQUITY FUND
               -------------------------------------------------------------- --------------------
               FUND 8 - GALAXY II US TREASURY INDEX
               -------------------------------------------------------------- --------------------
               FUND 9 - GALAXY MONEY MARKET FUND
               -------------------------------------------------------------- --------------------

                                                           TOTAL                     100%
                                                                              --------------------


         I understand that I may reallocate my existing fund choices biannually and that those changes will be effective the following January 1 and July 1.


SIGNATURE

         I hereby acknowledge that I understand and consent to the terms of this Deferral Election Agreement and the Plan. I understand that the distribution and payment periods are irrevocable, subject to the terms of the Plan.


Name:    _______________________________   Signature:___________________________

SS#:     _______________________________   Date:     ___________________________


--------------------------------------------------------------------------------

Receipt acknowledged by the Plan         PLAN ADMINISTRATOR OF THE DEFERRED
Administrator                            COMPENSATION  PLAN


                                        ----------------------------------------
                                         By:



                                        ----------------------------------------
                                         Date:
--------------------------------------------------------------------------------

                                                                       EXHIBIT B

CASTLE & COOKE, INC.                                             P.O. BOX 898900
                                                               MILILANI HI 96789

DEFERRED COMPENSATION PLAN
SPECIAL INCOME DEFERRAL ELECTION AGREEMENT

===============================================================================

A.       SPECIAL INCOME DEFERRAL ELECTION

         I acknowledge that, in accordance with Section 3.2 of the Merger Agreement, I may be entitled to receive Special Income at the Effective Time (as defined in the Merger Agreement) with respect to each outstanding stock option that has been issued to me under the Stock Plan equal to: (i) the difference between the consideration per share set forth in the Merger Agreement and the option price per share set forth in the option agreement; multiplied by (ii) the number of shares subject to such stock option agreement.

         I hereby irrevocably elect, however, in accordance with Section 5.01(c) of the Plan, to defer receipt of the Special Income at the Effective Time with respect to the number of shares subject to each stock option specified below:


        ------------------- ------------------------------------------ ----------------------------------------------
                                                                          NUMBER OF SHARES (WITH RESPECT TO WHICH
          DATE OF GRANT                UNEXERCISED SHARES                    SPECIAL INCOME IS TO BE DEFERRED)
                                             (TOTAL)
        ------------------- ------------------------------------------ ----------------------------------------------

        ------------------- ------------------------------------------ ----------------------------------------------

        ------------------- ------------------------------------------ ----------------------------------------------

        ------------------- ------------------------------------------ ----------------------------------------------

        ------------------- ------------------------------------------ ----------------------------------------------


         I further acknowledge and agree that I will not be able to exercise the stock options set forth above with respect to the number of shares set forth above after the date of this election. I further agree and acknowledge that this election shall terminate and the stock options specified above shall again be exercisable in accordance with their terms if (i) the stock options would otherwise expire prior to the Effective Time or (ii) the Merger Agreement is terminated prior to the Effective Time.

B.       DISTRIBUTION ELECTION

         TERMINATION BENEFIT. I hereby irrevocably elect to receive the payments in respect of monies deferred pursuant to this Special Income Deferral Election Agreement on termination of service in accordance with the choice indicated by me below, except as may be otherwise provided in or pursuant to the Plan. IF NO BOX IS CHECKED, I understand that except as otherwise provided in the Plan, the balance of benefits will be paid in a lump sum {INITIAL THE OPTION YOU CHOOSE}:

         [   ]  A single lump sum; or

         [   ]  Substantially equal annual installments over  __________ years
                         {SPECIFY  5, 10, OR 15 YEARS}.

         If the balance remaining is less than $25,000, the remaining balance shall be distributed in shares in a lump sum.

         SCHEDULED IN-SERVICE DISTRIBUTION. I hereby irrevocably elect to receive payment of the amount I defer under this Special Income Deferral Election Agreement (without earnings), or if less, the amount indicated in the blank below, if I am still in the service of the Company, in accordance with the choice indicated by me below:

         [     ]  $________________ A single lump sum in the year _____________.

         I understand that no distribution can be made prior to 2005 and that the benefits payable at that time will be reduced by any previous withdrawals. I further understand that I will not receive any amount greater than the amount then credited to my account.

C.       INVESTMENT ELECTIONS

         Investment Choices: {INCREMENTS OF 10%} - These are the funds that will be used to determine the amount of gains and losses to be credited to your account with respect to deferrals that relate to Special Income. You will not have any actual interest in any of these funds.


                                                                              --------------------
                                                                                SPECIAL INCOME
                                                                                   DEFERRALS
               -------------------------------------------------------------- --------------------
               FUND 1 - FIDELITY ADVISOR EQUITY GROWTH
               -------------------------------------------------------------- --------------------
               FUND 2 - JANUS FUND
               -------------------------------------------------------------- --------------------
               FUND 3 - GALAXY II LARGE COMPANY INDEX
               -------------------------------------------------------------- --------------------
               FUND 4 -  GALAXY ASSET ALLOCATION
               -------------------------------------------------------------- --------------------
               FUND 5 - INVESCO SMALL COMPANY GROWTH
               -------------------------------------------------------------- --------------------
               FUND 6 - PUTNAM OTC EMERGING GROWTH
               -------------------------------------------------------------- --------------------
               FUND 7 - GALAXY INTERNATIONAL EQUITY FUND
               -------------------------------------------------------------- --------------------
               FUND 8 - GALAXY II US TREASURY INDEX
               -------------------------------------------------------------- --------------------
               FUND 9 - GALAXY MONEY MARKET FUND
               -------------------------------------------------------------- --------------------
                                                           TOTAL                     100%
                                                                              --------------------


         I understand that I may reallocate my existing fund choices biannually and that those changes will be effective the following January 1 and July 1.

SIGNATURE

         I hereby acknowledge that I understand and consent to the terms of this Special Income Deferral Election Agreement and the Plan. I understand that the distribution and payment periods are irrevocable, subject to the terms of the Plan.

Name:    _______________________________   Signature  __________________________

SS#:     _______________________________   Date:      __________________________


--------------------------------------------------------------------------------

Receipt acknowledged by the Plan              PLAN ADMINISTRATOR OF THE DEFERRED
Administrator                                 COMPENSATION PLAN



                                              ----------------------------------
                                              By:



                                              ----------------------------------
                                              Date:
--------------------------------------------------------------------------------


                                      B-2